Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 11/1/10 — 11/30/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	December 13, 2010 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 11/1/10 — 11/30/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE FILING
	BANK ACCOUNTS					CURRENT MONTH		TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,007,641.50					$1,007,641.50		$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS								$1,033,315.22
OTHER (ATTACH LIST)								$355,912.40
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS								$1,389,227.62

DISBURSEMENTS
NET PAYROLL	$18,768.25					$18,768.25		$552,187.21
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$29,458.13					$29,458.13		$834,312.25
SELLING
OTHER (ATTACH LIST)	$42,500.00	[1]				$42,500.00		$46,506.27

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	$205,982.09					$205,982.09		$2,852,624.42
U.S. TRUSTEE QUARTERLY FEES								$30,549.01
COURT COSTS
TOTAL DISBURSEMENTS	$296,708.47					$296,708.47		$4,316,179.16

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(296,708.47)					$(296,708.47)		$(2,926,951.54)

CASH — END OF MONTH	$710,933.03					$710,933.03		$710,933.03

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1]	Tax services retainer paid to Moffett & Grigorian 11/11/10 $42,500.00
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$296,708.47
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$296,708.47

Account 9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 11/30/10

Balance per Bank		$858,368.87

Deposits in Transit Date	Amount

Total

Outstanding Checks
Check #	Amount
1343	$48,505.80
1344	$47,314.02
1345	$51,595.69

Total		$(147,415.51)
Other (List)

Service charge on bank not on books		$29.61
ADP charge on books not on bank		$(49.94)

Balance per Books		$710,933.03

Account 9472
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 11/30/10

Balance per Bank		$0.00

Deposits in Transit Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)

Balance per Books		$0.00

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 11/1/10 — 11/30/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Paul, Hastings, Janofsky & Walker, LLP	9/1/10 – 9/30/10	$70,359.50	PFF Bancorp	1336	11/10/10	$54,964.80	$1,653.50	$1,559,925.60	$22,979.42

JH Cohn	8/1/10 – 8/31/10	$60,610.40	PFF Bancorp	1343	11/22/10	$48,418.40	$87.40	$455,887.90	$5,441.73
	9/1/10 – 9/30/10	$59,140.12	PFF Bancorp	1344	11/22/10	$47,304.40	$9.62	$503,192.30	$5,451.35

Blank Rome	8/1/10 – 8/31/10	$64,223.79	PFF Bancorp	1345	11/22/10	$50,512.40	$1,083.29	$594,252.00	$21,252.26

Richards Layton & Finger	8/1/10 – 8/30/10	$2,434.68	PFF Bancorp	1338	11/12/10	$1,945.60	$2.68	$142,185.04	$3,386.45

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 23
CUSTOMER CONNECTION	Last Statement: 10/29/2010
BANK OF AMERICA, N.A.	This Statement: 11/30/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139	Page 1 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/30/2010 – 11/30/2010	Statement Beginning Balance	$1,247.218.67
Number of Deposits/Credits	1	Amount of Deposits/Credits	$15,060.60
Number of Checks	23	Amount of Checks	$423,806.40
Number of Other Debits	13	Amount of Other Debits	$7,124.20
		Statement Ending Balance	$858,368.87
Number of Enclosures	23
		Service Charge	$29.61
Deposits and Credits
Checks

	Customer			Bank
Date Posted	Reference	Amount	Description	Reference
11/01		$15,080.80	CA ITEM PROCESSING DEPOSIT	458006360920151
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1319	$18,981.59	11/05	5892766185	1334		$198.85	11/30	9392802127
1320	$47,747.73	11/05	5892766183	1335		$11,803.97	11/17	1082400973
1323*	$11,801.21	11/03	1082720402	1336		$56,618.30	11/22	6592509093
1324	$59,062.05	11/05	5892766184	1337		$42,500.00	11/22	6292481573
1325	$1,950.00	11/02	6392544474	1338		$1,948.28	11/19	9092661064
1327*	$5,723.35	11/01	1082940261	1339		$1,700.00	11/17	8392573871
1328	$1,194.30	11/09	6692198309	1340		$8,631.42	11/30	8392182549
1329	$2,911.00	11/08	9292380061	1341		$108.67	11/26	8992178581
1330	$76,964.00	11/09	6592327271	1342		$6,900.53	11/29	1182916526
1331	$33,165.20	11/08	6292757485	10051	*	$6,004.98	11/26	8992172548
1332	$15,445.40	11/08	8782503111	10052		$5,798.56	11/29	9392384352
1333	$6,647.01	11/08	7692324953
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/01	9312146	$30.00	Dep Corr/noncash	06360920152
11/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900017
11/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900018
11/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900019
11/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900020
11/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900021
11/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900022
11/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900023
11/03		$49.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 8904506 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	06006801733

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 23
CUSTOMER CONNECTION	Last Statement: 10/29/2010
BANK OF AMERICA, N.A.	This Statement: 11/30/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139	Page 2 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Other Debits — Continued

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/09		$3,569.36	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 111044A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	12010138784
11/17		$49.94	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 9435164 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	20007348057
11/26		$3,395.35	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 112447A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	28010356501
11/30		$6.61	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/29	$1,274,218.67	$1,274,218.67	11/09	$1,004,034.33	$1,004,034.33
11/01	$1,283,546.12	$1,268,495.32	11/17	$990,480.42	$990,480.42
11/02	$1,281,573.12	$1,266,522.32	11/19	$988,532.14	$988,532.14
11/03	$1,269,721.97	$1,268,818.93	11/22	$889,413.84	$889,413.84
11/04	$1,269,721.97	$1,269,721.97	11/26	$879,904.84	$879,904.84
11/05	$1,143,930.60	$1,143,930.60	11/29	$867,205.75	$867,205.75
11/08	$1,085,761.99	$1,085,761.99	11/30	$858,368.87	$858,368.87

Account Number 9146
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 23
BANK OF AMERICA, N.A.	Last Statement: 10/29/2010
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2010

Customer Service 1-800-342-7722
PFF BANCORP, INC
Page 3 of 3

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Bank of America LOGO	Account Number 9472
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: NEW ACCOUNT
BANK OF AMERICA, N.A.	This Statement: 11/30/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
TAX REFUND HOLDING ACCOUNT
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
MONEY MARKET SAVINGS
Account Summary Information

Statement Period	00/00/000 – 11/30/2010	Statement Beginning Balance	$0.00
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	0	Amount of Other Debits	$0.00
		Statement Ending Balance	$0.00
Number of Enclosures	0		$0.00
		Service Charge	$0.00
Daily Balances

	Ledger	Collected			Ledger	Collected
Date	Balance	Balance	Rate	Date	Balance	Balance	Rate
00/00	$0.00	$0.00	.000	11/30	$0.00	$0.00	.050
11/05	$0.00	$0.00	.050

Account Number 9472
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: NEW ACCOUNT
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2010

Customer Service 1-800-342-7722
PFF BANCORP, INC

Page 2 of 2

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Bancorp, Inc.
Transaction Detail by Account
November 2010

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	11/05/2010	Journal Entry	389			-SPLIT-	-198.85	-198.85
	11/05/2010	Journal Entry	390			-SPLIT-	-9,624.28	-9,823.13
	11/05/2010	Journal Entry	388			-SPLIT-	-14.81	-9,837.94
	11/06/2010	Journal Entry	391			-SPLIT-	-11,803.97	-21,641.91
	11/10/2010	Journal Entry	392			-SPLIT-	-56,618.30	-78,260.21
	11/11/2010	Journal Entry	394			-SPLIT-	-1,948.28	-80,208.49
	11/11/2010	Journal Entry	393			-SPLIT-	-42,500.00	-122,708.49
	11/12/2010	Journal Entry	395			-SPLIT-	-1,700.00	-124,408.49
	11/22/2010	Journal Entry	400			-SPLIT-	-47,314.02	-171,722.51
	11/22/2010	Journal Entry	399			-SPLIT-	-48,505.80	-220,228.31
	11/22/2010	Journal Entry	398			-SPLIT-	-6,900.53	-227,128.84
	11/22/2010	Journal Entry	396			-SPLIT-	-8,631.42	-235,760.26
	11/22/2010	Journal Entry	397			-SPLIT-	-108.67	-235,868.93
	11/22/2010	Journal Entry	401			-SPLIT-	-51,595.69	-287,464.62
	11/23/2010	Journal Entry	402			-SPLIT-	-9,243.85	-296,708.47

Total for B of A Checking							-296,708.47
Prepaid — Moffett
	11/11/2010	Journal Entry	393			-SPLIT-	42,500.00	42,500.00

Total for Prepaid — Moffett							42,500.00
Bank Charges
	11/05/2010	Journal Entry	388			-SPLIT-	14.81	14.81

Total for Bank Charges							14.81
Blank Rome — Expenses
	11/22/2010	Journal Entry	401			-SPLIT-	1,083.29	1,083.29

Total for Blank Rome — Expenses							1,083.29
Blank Rome — Fees
	11/22/2010	Journal Entry	401			-SPLIT-	50,512.40	50,512.40

Total for Blank Rome — Fees							50,512.40
Contractor — Talbott
	11/06/2010	Journal Entry	391			-SPLIT-	11,562.50	11,562.50
	11/22/2010	Journal Entry	398			-SPLIT-	6,750.00	18,312.50

Total for Contractor — Talbott							18,312.50
Contractor — Talbott — Expenses
	11/06/2010	Journal Entry	391			-SPLIT-	241.47	241.47
	11/22/2010	Journal Entry	398			-SPLIT-	150.53	392.00

Total for Contractor — Talbott — Expenses							392.00
JH Cohn — Expenses
	11/22/2010	Journal Entry	400			-SPLIT-	9.62	9.62
	11/22/2010	Journal Entry	399			-SPLIT-	87.40	97.02

Total for JH Cohn — Expenses							97.02
JH Cohn — Fees
	11/22/2010	Journal Entry	399			-SPLIT-	48,418.40	48,418.40
	11/22/2010	Journal Entry	400			-SPLIT-	47,304.40	95,722.80

Total for JH Cohn — Fees							95,722.80

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
Kurtzman Carson
	11/12/2010	Journal Entry	395			-SPLIT-	1,700.00	1,700.00
	11/22/2010	Journal Entry	396			-SPLIT-	8,631.42	10,331.42

Total for Kurtzman Carson							10,331.42
Office Expenses
	11/05/2010	Journal Entry	390			-SPLIT-	49.94	49.94
	11/23/2010	Journal Entry	402			-SPLIT-	49.94	99.88

Total for Office Expenses							99.88
Payroll
	11/05/2010	Journal Entry	390			-SPLIT-	3,569.36	3,569.36
	11/05/2010	Journal Entry	390			-SPLIT-	6,004.98	9,574.34
	11/23/2010	Journal Entry	402			-SPLIT-	5,798.56	15,372.90
	11/23/2010	Journal Entry	402			-SPLIT-	3,395.35	18,768.25

Total for Payroll							18,768.25
PHJW Expenses
	11/10/2010	Journal Entry	392			-SPLIT-	1,653.50	1,653.50

Total for PHJW Expenses							1,653.50
PHJW Fees
	11/10/2010	Journal Entry	392			-SPLIT-	54,964.80	54,964.80

Total for PHJW Fees							54,964.80
Postage
	11/05/2010	Journal Entry	389			-SPLIT-	148.85	148.85
	11/22/2010	Journal Entry	397			-SPLIT-	63.67	212.52

Total for Postage							212.52
RLF — Fees
	11/11/2010	Journal Entry	394			-SPLIT-	1,945.60	1,945.60

Total for RLF — Fees							1,945.60
RLF Expenses
	11/11/2010	Journal Entry	394			-SPLIT-	2.68	2.68

Total for RLF Expenses							2.68
Travel
	11/05/2010	Journal Entry	389			-SPLIT-	50.00	50.00
	11/22/2010	Journal Entry	397			-SPLIT-	45.00	95.00

Total for Travel							95.00

Journal Entry	Entry #: 389

Date: 11/05/2010

Account	Debit	Credit

Travel	$50.00
Postage	$148.85
B of A Checking		$198.85

Totals	$198.85	$198.85
Memo: McCarthy Expenses 10/23 — 11/5/10

Journal Entry	Entry #: 390

Date: 11/05/2010

Account	Debit	Credit

Payroll	$6,004.98
Payroll	$3,569.36
Office Expenses	$49.94
B of A Checking		$9,624.28

Totals	$9,624.28	$9,624.28
Memo: McCarthy 10/23 — 11/5/10

Journal Entry	Entry #: 388

Date: 11/5/2010

Account	Debit	Credit

Bank Charge	$14.81
B of A Checking		$14.81

Totals	$14.81	$14.81
Memo: B of A — Oct

Journal Entry	Entry #: 391

Date: 11/06/2010

Account	Debit	Credit

Contractor — Talbott	$11,562.50
Contractor — Talbott	$241.47
B of A Checking		$11,803.97

Totals	$11,803.97	$11,803.97
Memo: 10/24/10 — 11/6/10

Journal Entry	Entry #: 392

Date: 11/10/2010

Account	Debit	Credit

PHJW Fees	$54,964.80
PHJW Expenses	$1,653.50
B of A Checking		$56,618.30

Totals	$56,618.30	$56,618.30
Memo: 9/1 — 9/30/10

Journal Entry	Entry #: 394

Date: 11/11/2010

Account	Debit	Credit

RLF — Fees	$1,945.60
RLF — Expenes	$2.68
B of A Checking		$1,948.28

Totals	$1,948.28	$1,948.28
Memo: 8/1/10 — 8/30/10

Journal Entry	Entry #: 393

Date: 11/11/2010

Account	Debit	Credit

Prepaid — Moffett	$42,500.00
B of A Checking		$42,500.00

Totals	$42,500.00	$42,500.00
Memo: Advance Fees for 3/31/10 Returns and Form 11

Journal Entry	Entry #: 395

Date: 11/12/2010

Account	Debit	Credit

Kurtzman Carson	$1,700.00
B of A Checking		$1,700.00

Totals	$1,700.00	$1,700.00
Memo: Services — FDIC Settlement Motion

Journal Entry	Entry #: 400

Date: 11/22/2010

Account	Debit	Credit

JH Cohn — Fees	$47,304.40
JH Cohn — Expenses	$9.62
B of A Checking		$47,314.02

Totals	$47,314.02	$47,314.02
Memo: September 2010

Journal Entry	Entry #: 399

Date: 11/22/2010

Account	Debit	Credit

JH Cohn — Fees	$48,418.40
JH Cohn — Expenses	$87.40
B of A Checking		$48,505.80

Totals	$48,505.80	$48,505.80
Memo: August 2010

Journal Entry	Entry #: 398

Date: 11/22/2010

Account	Debit	Credit

Contractor — Talbott	$6,750.00
Contractor — Talbott	$150.53
B of A Checking		$6,900.53

Totals	$6,900.53	$6,900.53
Memo: 11/7 — 11/20/10

Journal Entry	Entry #: 396

Date: 11/22/2010

Account	Debit	Credit

Kurtzman Carson	$8,631.42
B of A Checking		$8,631.42

Totals	$8,631.42	$8,631.42
Memo: 10/1/10 — 10/31/10

Journal Entry
Entry #: 397
Date: 11/22/2010

Account	Debit	Credit

Postage	$63.67
Travel	$45.00
B of A Checking		$108.67

Totals	$108.67	$108.67
Memo: McCarthy 11/6 — 11/19/10

Journal Entry
Entry #: 401
Date: 11/22/2010

Account	Debit	Credit

Blank Rome — Fees	$50,512.40
Blank Rome — Expenses	$1,083.29
B of A Checking		$51,595.69

Totals	$51,595.69	$51,595.69
Memo: August 2010

Journal Entry
Entry #: 402
Date: 11/23/2010

Account	Debit	Credit

Payroll	$5,798.56
Payroll	$3,395.35
Office Expenses	$49.94
B of A Checking		$9,243.85

Totals	$9,243.85	$9,243.85
Memo: McCarthy 11/6 — 11/19/10

PFF Bancorp, Inc.
Profit & Loss
November 2010

Total
Income
Total Income
Expenses
Bank Charges	14.81
Blank Rome — Expenses	1,083.29
Blank Rome — Fees	50,512.40
Contractor — Talbott	18,312.50
Contractor — Talbott — Expenses	392.00
JH Cohn — Expenses	97.02
JH Cohn — Fees	95,722.80
Kurtzman Carson	10,331.42
Office Expenses	99.88
Payroll	18,768.25
PHJW Expenses	1,653.50
PHJW Fees	54,964.80
Postage	212.52
RLF — Fees	1,945.60
RLF Expenses	2.68
Travel	95.00

Total Expenses	$254,208.47

Net Operating Income	$-254,208.47

Net Income	$-254,208.47

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — November 30, 2010

Total
Income
Interest Income	33,315.22
Refunds-Allowances	17,200.00
Workers Comp Experience Refund	10,563.00

Total Income	$61,078.22
Expenses
Accrued Expenses	0.00
Bank Charges	1,138.43
Blank Rome — Expenses	21,252.26
Blank Rome — Fees	594,252.00
Contractor — Talbott	514,368.25
Contractor — Talbott — Expenses	4,562.05
Interest Expense	0.99
JH Cohn — Expenses	5,451.35
JH Cohn — Fees	503,192.30
Kurtzman Carson	185,863.91
Legal & Professional Fees	257,506.29
Office Expenses	48,716.25
Payroll	552,187.21
PHJW Expenses	22,979.42
PHJW Fees	1,559,925.60
Postage	1,878.61
Progressive Reimb	-202,416.95
RLF — Fees	142,185.04
RLF Expenses	3,386.45
Supplies	383.11
Taxes & Licenses	8,613.23
Travel	12,509.05
US Trustee	30,549.01

Total Expenses	$4,268,483.86

Net Operating Income	$-4,207,405.64
Other Income
Other Income	125,750.46

Total Other Income	$125,750.46
Other Expenses

Charge Off Invest in PFF B&T	142,517,693.00
Miscellaneous	2,000.20

Total Other Expenses	$142,519,693.20

Net Other Income	$-142,393,942.74

Net Income	$-146,601,348.38

PFF Bancorp, Inc.
Balance Sheet
As of November 30, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	710,933.03
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$2,410,933.03
Other Current Assets
Prepaid — Moffett	44,060.00

Total Other Current Assets	$44,060.00

Total Current Assets	$2,454,993.03
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Kurtzman Carson Retainer	15,000.00
Net Income/Loss	0.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00

Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	33,000.00
Prepaid OTS Assessment	6,357.00
Progressive — Tail	0.00
RLF Retainer	65,940.94
Stock Options Granted	24,911,967.00
Travellers Tail	0.00
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,020,059.94

TOTAL ASSETS	$13,475,052.97

Total
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00

Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00

APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00

Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00

Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00

Retained Earnings	-144,737,457.70
Net Income	-1,941,539.33

Total Equity	$-103,955,003.03

TOTAL LIABILITIES AND EQUITY	$13,475,052.97

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 11/1/10 — 11/30/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Bancorp, Inc. Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Accounts Receivable Reconciliation

Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 11/1/10 — 11/30/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	December 13, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 11/1/10 — 11/30/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE
	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$95,469.99					$95,469.99		$31,278.00

CASH SALES								$3,516.02
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS								$30,277.00
OTHER (ATTACH LIST)[1]	$653.73	[1]				$653.73		$58,394.15
TRANSFERS (FROM DIP ACCTS)								$196,027.42

TOTAL RECEIPTS	$653.73					$653.73		$288,214.59

NET PAYROLL								$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES								$124,519.58
INSURANCE
ADMINISTRATIVE	$1,188.74					$1,188.74		$63,758.36
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)								$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES								$4,225.00
COURT COSTS
TOTAL DISBURSEMENTS	$1,188.74					$1,188.74		$224,557.61

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(535.01)					$(535.01)		$63,656.98

CASH — END OF MONTH	$94,934.98					$94,934.98		$94,934.98

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1]	California Financial Partners – October 2010 $653.73
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$1,188.74
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$1,188.74

Account 9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 11/30/10

Balance per Bank		$95,479.24

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1130	$550.00

Total		$(550.00)
Other (List)
Service charge on bank not on books		$5.74

Balance per Books		$94,934.98

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 11/1/10 — 11/30/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9162
01 01 149 01 M0000 E# 3
CUSTOMER CONNECTION	Last Statement: 10/29/2010
BANK OF AMERICA, N.A.	This Statement: 11/30/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/30/2010 – 11/30/2010	Statement Beginning Balance	$95,780.25
Number of Deposits/Credits	1	Amount of Deposits/Credits	$653.73
Number of Checks	3	Amount of Checks	$949.00
Number of Other Debits	2	Amount of Other Debits	$5.74
		Statement Ending Balance	$95,479.24
Number of Enclosures	3
		Service Charge	$5.74
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/08		$653.73	CA BANKING CENTER DEPOSIT	235306360212122
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1127	$325.00	11/02	6392544578	1129	$550.00	11/26	8992172549
1128	$74.00	11/16	9792449635
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900024
11/30		$0.74	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/29	$95,780.25	$95,780.25	11/15	$96,103.98	$96,103.98
11/02	$95,450.25	$95,450.25	11/16	$96,029.98	$96,029.98
11/08	$96,103.98	$95,450.25	11/26	$95,479.98	$95,479.98
11/12	$96,103.98	$96,064.76	11/30	$95,479.24	$95,479.24

Account Number 9162
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 3
BANK OF AMERICA, N.A.	Last Statement: 10/29/2010
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2010

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
Page 2 of 2

Bankruptcy Case Number: 0813128
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
November 2010

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	11/01/2010	Journal Entry	241			-SPLIT-	-14.74	-14.74
	11/04/2010	Journal Entry	242			-SPLIT-	-74.00	-88.74
	11/06/2010	Journal Entry	243			-SPLIT-	653.73	564.99
	11/22/2010	Journal Entry	244			-SPLIT-	-550.00	14.99
	11/22/2010	Journal Entry	245			-SPLIT-	-550.00	-535.01

Total for B of A Checking							-535.01
CA Financial Ptnr Income
	11/06/2010	Journal Entry	243			-SPLIT-	653.73	653.73

Total for CA Financial Ptnr Income							653.73
Bank Charges
	11/01/2010	Journal Entry	241			-SPLIT-	14.74	14.74

Total for Bank Charges							14.74
Office Expenses
	11/04/2010	Journal Entry	242			-SPLIT-	74.00	74.00

Total for Office Expenses							74.00
Reliable Self Storage
	11/22/2010	Journal Entry	245			-SPLIT-	550.00	550.00
	11/22/2010	Journal Entry	244			-SPLIT-	550.00	1,100.00

Total for Reliable Self Storage							1,100.00

Journal Entry	Entry #: 241
Date: 11/01/2010

Account	Debit	Credit

Bank Charges	$14.74
B of A Checking		$14.74

Totals	$14.74	$14.74

Memo: B of A — Oct

Journal Entry	Entry #: 242
Date: 11/04/2010

Account	Debit	Credit

Office Expenses	$74.00
B of A Checking		$74.00

Totals	$74.00	$74.00

Memo: Claremont Hts Postal rent 11/1/10 — 2/1/11

Journal Entry	Entry #: 243
Date: 11/06/2010

Account	Debit	Credit

B of A Checking	$653.73
CA Financial Ptnr In		$653.73

Totals	$653.73	$653.73

Memo: October 2010 (20th of 48)

Journal Entry	Entry #: 244
Date: 11/22/2010

Account	Debit	Credit

Reliable Self Storage	$550.00
B of A Checking		$550.00

Totals	$550.00	$550.00

Memo: 11/1 — 11/30/10 (Paid by McCarthy)

Journal Entry	Entry #: 245
Date: 11/22/2010

Account	Debit	Credit

Reliable Self Storage	$550.00
B of A Checking		$550.00

Totals	$550.00	$550.00

Memo: 12/1 — 12/31/10

Glencrest Investment Advisors, Inc.
Profit & Loss
November 2010

Total
Income
CA Financial Ptnr Income	653.73

Total Income	$653.73
Expenses
Bank Charges	14.74
Office Expenses	74.00
Reliable Self Storage	1,100.00

Total Expenses	$1,188.74

Net Operating Income	$-535.01

Net Income	$-535.01

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — November 30, 2010

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	10,622.72
Fees Billed	3,124.12
Misc Asset Sales — Claremont	30,277.00
Rental Income Palm Desert	27,573.93
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$103,251.97
Expenses
Bank Charges	431.90
Computek I.T.	1,275.00
I 365 Data Storage	20,751.64
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	3,815.35
Other General and Admin Expenses	4,141.78
Payroll Expenses	27,603.90
Reliable Self Storage	9,887.74
Rent — Claremont	93,547.58
Rent — Palm Desert	32,194.67
Supplies	-233.34
Taxes & Licenses	2,480.41
US Trustee	4,225.00
Utilities	2,500.98
Utilities — Gas Co	939.56
Utilities — Phone and Data	13,180.03
Utilities — SCE	7,260.65
Utilities — Siemens	848.52
Utilities — Water	15.14

Total Expenses	$220,049.06

Net Operating Income	$-116,797.09
Other Income
Other Income	12,419.88

Total Other Income	$12,419.88
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$12,365.77

Net Income	$-104,431.32

Glencrest Investment Advisors, Inc.
Balance Sheet
As of November 30, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	94,934.98
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$94,934.98

Total Current Assets	$94,934.98
Other Assets
Advances to Trust	80,000.00
Lease Deposit	0.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,680.08
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	0.00
Valuation Allowance	-43,570.00

Total Other Assets	$631,772.00

TOTAL ASSETS	$726,706.98

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00

Total
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	2,474.90
Net Income	1,781.08

Total Equity	$667,868.98

TOTAL LIABILITIES AND EQUITY	$726,706.98

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 11/1/10 — 11/30/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Investment Advisors, Inc.
         Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/10 — 11/30/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	December 13, 2010 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/10 — 11/30/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$91,014.08				$91,014.08		$44,046.24

RECEIPTS
CASH SALES							$49,486.17
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$307.22
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$49,793.39

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$7.70				$7.70		$233.25
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$2,600.00
COURT COSTS
TOTAL DISBURSEMENTS	$7.70				$7.70		$2,833.25

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(7.70)				$(7.70)		$46,960.14

CASH — END OF MONTH	$91,006.38				$91,006.38		$91,006.38

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$7.70
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$7.70

Account 8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 11/30/10

Balance per Bank		$90,989.68

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Service charge on bank not on books		$16.70

Balance per Books		$91,006.38

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/10 — 11/30/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8202
01 01 149 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 10/29/2010
BANK OF AMERICA, N.A.	This Statement: 11/30/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/30/2010 – 11/30/2010	Statement Beginning Balance	$91,331.38
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	1	Amount of Checks	$325.00
Number of Other Debits	6	Amount of Other Debits	$16.70
		Statement Ending Balance	$90,989.68
Number of Enclosures	1
		Service Charge	$16.70
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1010	$325.00	11/02	6392544479
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900012
11/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900013
11/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900014
11/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900015
11/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900016
11/30		$0.70	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/29	$91,331.38	$91,331.38	11/30	$90,989.68	$90,989.68
11/02	$90,990.38	$90,990.38

Account Number 8202
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 10/29/2010
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2010

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813131
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.
Transaction Detail by Account
November 2010

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	11/02/2010	Journal Entry	96			-SPLIT-	-7.70	-7.70

Total for B of A Checking							-7.70
Bank Charges
	11/02/2010	Journal Entry	96			-SPLIT-	7.70	7.70

Total for Bank Charges							7.70

Journal Entry	Entry #: 96

Date: 11/02/2010

Account	Debit	Credit

Bank Charges	$7.70
B of A Checking		$7.70

Totals	$7.70	$7.70
Memo: B of A — Oct

Glencrest Insurance Services, Inc.
Profit & Loss
November 2010

Total
Income
Total Income
Expenses
Bank Charges	7.70

Total Expenses	$7.70

Net Operating Income	$-7.70

Net Income	$-7.70

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — November 30, 2010

Total
Income
Fees Billed	49,486.17

Total Income	$49,486.17
Expenses
Bank Charges	233.25
Taxes & Licenses	0.00
US Trustee	2,600.00

Total Expenses	$2,833.25

Net Operating Income	$46,652.92
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$46,960.14

Glencrest Insurance Services, Inc.
Balance Sheet
As of November 30, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	91,006.38
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$91,006.38

Total Current Assets	$91,006.38
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$143,401.38

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings	34,193.43
Net Income	12,766.71

Total Equity	$107,529.38

TOTAL LIABILITIES AND EQUITY	$143,401.38

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/10 — 11/30/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Insurance Services, Inc.
         Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 11/1/10 — 11/30/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	December 13, 2010

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 11/1/10 — 11/30/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,409,084.69				$1,409,084.69		$1,186,035.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)							$227,179.23

TOTAL RECEIPTS							$227,179.23

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$12.85				$12.85		$1,443.05
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES							$2,600.00
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	$12.85				$12.85		$4,142.39

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(12.85)				$(12.85)		$223,036.84

CASH — END OF MONTH	$1,409,071.84				$1,409,071.84		$1,409,071.84

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$12.85
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$12.85

Account 9188
Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 11/30/10

Balance per Bank		$1,409,055.99
Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Service charge on bank not on books		$15.85

Balance per Books		$1,409,071.84

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 11/1/10 — 11/30/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9188
01 01 149 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 10/29/2010
BANK OF AMERICA, N.A.	This Statement: 11/30/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/30/2010 – 11/30/2010	Statement Beginning Balance	$1,409,396.84
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	1	Amount of Checks	$325.00
Number of Other Debits	2	Amount of Other Debits	$15.85
		Statement Ending Balance	$1,409,055.99
Number of Enclosures	1
		Service Charge	$15.85
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1011	$325.00	11/02	6392542026
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/02	1	$5.00	STATEMENT ACTIVITY PRINT	09939900025
11/30		$10.85	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/29	$1,409,396.84	$1,409,396.84	11/30	$1,409,055.99	$1,409,055.99
11/02	$1,409,066.84	$1,409,066.84

Account Number 9188
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 10/29/2010
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2010

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813129
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.
Transaction Detail by Account
November 1-26, 2010

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	11/01/2010	Journal Entry	41			-SPLIT-	-12.85	-12.85
Total for B of A Checking							-12.85
Bank Charges
	11/01/2010	Journal Entry	41			-SPLIT-	12.85	12.85
Total for Bank Charges							12.85

Journal Entry	Entry #: 41

Date: 11/01/2010

Account	Debit	Credit

Bank Charges	$12.85
B of A Checking		$12.85

Totals	$12.85	$12.85
Memo: B of A — Oct

Diversified Builder Services, Inc.
Profit & Loss
November 2010

Total
Income
Total Income
Expenses
Bank Charges	12.85

Total Expenses	$12.85

Net Operating Income	$-12.85

Net Income	$-12.85

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — November 30, 2010

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Appraisal Services	1,000.00
Bank Charges	443.05
Taxes & Licenses	0.00
U S Trustee	2,600.00

Total Expenses	$4,043.05

Net Operating Income	$223,136.18
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$223,036.84

Diversified Builder Services, Inc.
Balance Sheet
As of November 30, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,409,071.84
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,409,071.84

Total Current Assets	$1,409,071.84
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,678,202.16

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00

Equity
APIC	28,000,000.00

APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings	224,522.13
Net Income	-1,485.29

Total Equity	$-16,615,415.16

TOTAL LIABILITIES AND EQUITY	$-1,678,202.16

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 11/1/10 — 11/30/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Diversified Builder Services, Inc.
         Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$7,800,000.00
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91 + days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/10 — 11/30/10
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	December 13, 2010 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/10 — 11/30/10
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$22,995.12				$22,995.12		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$14.18				$14.18		$144.10
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$2,600.00
COURT COSTS
TOTAL DISBURSEMENTS	$14.18				$14.18		$2,744.10

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(14.18)				$(14.18)		$(2,744.10)

CASH — END OF MONTH	$22,980.94				$22,980.94		$22,980.94

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$14.18
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$14.18

Account 8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 11/30/10

Balance per Bank		$22,978.76

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Service charge on bank not on books		$2.18

Balance per Books		$22,980.94

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/10 — 11/30/10
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8192
01 01 149 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 10/29/2010
BANK OF AMERICA, N.A.	This Statement: 11/30/2010
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/30/2010 – 11/30/2010	Statement Beginning Balance	$23,305.94
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	1	Amount of Checks	$325.00
Number of Other Debits	2	Amount of Other Debits	$2.18
		Statement Ending Balance	$22,978.76
Number of Enclosures	1
		Service Charge	$2.18
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1009	$325.00	11/02	6392544577
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/02	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900011
11/30		$0.18	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/29	$23,305.94	$23,305.94	11/30	$22,978.76	$22,978.76
11/02	$22,978.94	$22,978.94

Account Number 8192
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 10/29/2010
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2010

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813130
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.
Transaction Detail by Account
November 2010

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	11/01/2010	Journal Entry	37			-SPLIT-	-14.18	-14.18

Total for B of A Checking							-14.18
Bank Charges
	11/01/2010	Journal Entry	37			-SPLIT-	14.18	14.18

Total for Bank Charges							14.18

Journal Entry	Entry #: 37

Date: 11/01/2010

Account	Debit	Credit

Bank Charges	$14.18
B of A Checking		$14.18

Totals	$14.18	$14.18

Memo: B of A — Oct

PFF Real Estate Services, Inc.
Profit & Loss
November 2010

Total
Income
Total Income
Expenses
Bank Charges	14.18

Total Expenses	$14.18

Net Operating Income	$-14.18

Net Income	$-14.18

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — November 30, 2010

Total
Income
Total Income
Expenses
Bank Charges	144.10
U S Trustee	2,600.00

Total Expenses	$2,744.10

Net Operating Income	$-2,744.10
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-2,744.06

PFF Real Estate Services, Inc.
Balance Sheet
As of November 30, 2010

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	22,980.94
PFF Checking	0.00

Total Bank Accounts	$22,980.94

Total Current Assets	$22,980.94

TOTAL ASSETS	$22,980.94

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings	-1,384.87
Net Income	-1,359.19

Total Equity	$22,980.94

TOTAL LIABILITIES AND EQUITY	$22,980.94

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/10 — 11/30/10
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Real Estate Services, Inc. Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X